DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund (the “Fund”)

Supplement to the Fund's Statement of Additional Information (the “SAI”),
dated March 29, 2016, as amended and restated on May 2, 2016

At a meeting on May 18, 2016, Delaware Group Equity Funds V’s Board of Trustees approved a change to the name of the Fund.  Effective as of June 30, 2016, the name of the Fund will change from “Delaware Dividend Income Fund” to “Delaware Wealth Builder Fund.”

Consistent with these changes:

All references to "Delaware Dividend Income Fund” are hereby replaced with "Delaware Wealth Builder Fund” in the Fund’s SAI.

The following information replaces the information contained in the section of the Fund’s SAI entitled "Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Nov. 30, 2015 unless otherwise noted. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2015.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Damon J. Andres
Registered Investment Companies	8	$2.2 billion	0	$0
Other Pooled Investment Vehicles	1	$59.0 million	0	$0
Other Accounts	8	$590.3 million	0	$0
Christopher S. Adams
Registered Investment Companies	3	$1.8 billion	0	$0
Other Pooled Investment Vehicles	1	$18.0 million	0	$0
Other Accounts	27	$589.0 million	0	$0
Francis X. Morris
Registered Investment Companies	9	$2.9 billion	0	$0
Other Pooled Investment Vehicles	1	$18.0 million	0	$0
Other Accounts	26	$589.0 million	0	$0
Michael S. Morris
Registered Investment Companies	3	$1.8 billion	0	$0

Other Pooled Investment Vehicles	1	$18.0 million	0	$0
Other Accounts	21	$588.7 million	0	$0
Donald G. Padilla
Registered Investment Companies	3	$1.8 billion	0	$0
Other Pooled Investment Vehicles	1	$18.0 million	0	$0
Other Accounts	21	$589.0 million	0	$0
Christopher S. Beck
Registered Investment Companies	6	$5.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$289.7 million	0	$0
Babak Zenouzi
Registered Investment Companies	14	$3.3 billion	0	$0
Other Pooled Investment Vehicles	2	$76.2 million	1	$17.2 million
Other Accounts	8	$590.3 million	0	$0
Steven G. Catricks
Registered Investment Companies	6	$5.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$90.7 million	0	$0
Kelley A. McKee
Registered Investment Companies	6	$5.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$90.7 million	0	$0
Kent P. Madden
Registered Investment Companies	6	$5.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$90.7 million	0	$0

The following information replaces the information contained in the section of the Fund’s SAI entitled "Portfolio Managers – Description of Material Conflicts of Interest”:

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

One of the accounts managed by the portfolio managers as set forth in the table above has performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage the account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

The following information replaces the information contained in the section in the Fund’s SAI entitled "Portfolio Managers – Compensation Structure”:

Compensation Structure

Each portfolio manager's compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Small-Cap Value/Mid-Cap Value Equity Portfolio Managers. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with the relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. 3- and 5-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Core Equity Portfolio Managers. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with the relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. 3- and 5-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus —Real Estate Securities and Income Solutions Portfolio Managers.  Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance for the 3- and 5-year periods is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Delaware Investments Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of DMHI issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on Nov. 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of DMHI, is normally determined as of each March 31, June 30, Sept. 30, and Dec. 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within the Delaware Investments® Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second, and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Please keep this Supplement for future reference.

This Supplement is dated June 30, 2016.